UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2018
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting of Stockholders on May 2, 2018. Set forth below are the final voting results from the meeting.

Proposal No. 1 — Election of Directors

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Pamela M. Arway	711,960,465	1,101,681	22,485,095
James W. Brown	712,003,503	1,058,643	22,485,095
Michele G. Buck	712,062,748	999,398	22,485,095
Charles A. Davis	711,213,995	1,848,151	22,485,095
James C. Katzman	712,100,762	961,384	22,485,095
M. Diane Koken	709,643,478	3,418,668	22,485,095
Robert M. Malcolm	711,859,110	1,203,036	22,485,095
Anthony J. Palmer	712,129,094	933,052	22,485,095
David L. Shedlarz	711,882,855	1,179,291	22,485,095

Holders of the Company's Common Stock, voting separately as a class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mary Kay Haben	103,553,964	3,383,222	22,424,525
Wendy L. Schoppert	105,913,777	1,023,409	22,424,525

Proposal No. 2 — Independent Registered Public Accounting Firm

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, ratified the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2018, by the votes set forth as follows:

Votes For	Votes Against	Abstentions
734,131,622	1,042,553	373,068

Proposal No. 3 — Non-Binding Advisory Vote on Named Executive Officer Compensation

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, approved the compensation of the Company's named executive officers on a non-binding advisory basis by the votes set forth as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
706,157,028	6,232,962	672,158	22,485,095

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: May 4, 2018	By:	/s/ Patricia A. Little
Patricia A. Little Senior Vice President, Chief Financial Officer